UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 6, 2025

GCT Semiconductor Holding, Inc.
(Exact Name of Registrant as Specified in Its Charter)

001-41013
(Commission File Number)

Delaware	86-2171699
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2290 North 1st Street, Suite 201
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 434-6040
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GCTS	NYSE
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	GCTS.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

GCT Semiconductor Holding, Inc. (the “Company”) currently intends to hold its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) on September 18, 2025. The record date for the 2025 Annual Meeting is July 25, 2025. The Company, however, reserves the right to change the meeting date and/or record date. The 2025 Annual Meeting will be held virtually online by means of remote communication. Additional details regarding the exact time and matters to be voted upon at the 2025 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2025 Annual Meeting to be filed with the Securities and Exchange Commission.

Because the Company did not hold an annual meeting in 2024, and therefore did not provide a deadline for stockholders’ proposals for consideration at the 2025 Annual Meeting, the Company is filing this Current Report on Form 8-K to provide the due date for the submission of any qualified stockholder proposals.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must ensure that such proposal is delivered to or mailed to and received by the Company’s Secretary at 2290 North 1st Street, Suite 201 San Jose, CA 95131 no later than July 11, 2025, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials. Such proposals must comply with all applicable procedures and requirements of Rule 14a-8.

If a stockholder does not submit a proposal for inclusion in the Company’s proxy statement in accordance with Rule 14a-8 but does wish to propose an item of business at the 2025 Annual Meeting, then the stockholder must make sure that such proposal and the related notice comply with all applicable statutes and rules and the Company’s Amended and Restated Bylaws and are received by the Company’s Secretary at 2290 North 1st Street, Suite 201 San Jose, CA 95131 no later than the close of business on June 16, 2025. Any stockholder proposal received after this deadline will be considered untimely and will not be considered at the 2025 Annual Meeting.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than nominees approved by the Board must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCT SEMICONDUCTOR HOLDING, INC.

Date: June 6, 2025	By:	/s/ Edmond Cheng
	Name:	Edmond Cheng
	Title:	Chief Financial Officer